UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          APRIL 16, 2008
                                                --------------------------------

                              MEGADATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

            0-7642                                      11-2208938
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   (Commission File Number)                  (IRS Employer Identification No.)

             47 Arch Street
              Greenwich, CT                                       06830
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(Address of Principal Executive Offices)                       (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to
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|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

On April 16, 2008 at the Corporation's annual meeting, the Corporation's stockholders approved an amendment to the Corporation's Certificate of Incorporation in order to change the Corporation's name to PASSUR Aerospace, Inc.

A copy of the Corporation's press release announcing the name change is attached hereto as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (d)              Exhibits

                    99.1      Press Release dated April 22, 2008